UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020 (May 6, 2020)

FUSE MEDICAL, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-10093	59-1224913
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1565 North Central Expressway Suite 220 Richardson, Texas		75080
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (469) 862-3030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FZMD	OTCPink

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On May 6, 2020, Fuse Medical, Inc. (“Fuse”) obtained an aggregate of $200,000 in debt capital as follows: (i) $180,000 from NC 143 Family Holding, LP, a Texas limited partnership (“NC 143”) owned and controlled by Mark W. Brooks, the President and Chairman of the Board of Fuse, and (ii) $20,000 from Reeg Medical Industries, Inc., a Texas corporation (“RMI”) owned and controlled by Christopher C. Reeg, the Chief Executive Officer and a director of Fuse.  In exchange for the debt proceeds, Fuse issued to each of NC 143 and RMI, respectively, a promissory note in principal amount of $180,000 and $20,000, respectively. Each of the promissory notes is unsecured and bears interest at 0.25% per annum until May 6, 2022 (the “Maturity Date”) and 10.0% per annum after the Maturity Date.  Principal and interest under each of the promissory notes are due and payable on the Maturity Date, provided, however, any payment of principal and interest on the loans is subordinated to payment of all indebtedness under Fuse’s Senior Secured Revolving Credit Facility with ZB, N.A., dba Amegy Bank.  As of May 6, 2020, Mr. Brooks beneficially owned 57,520,449 shares of Fuse’s common stock and Mr. Reeg beneficially owned 8,111,240 share of Fuse’s common stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1*	Promissory Note, dated May 6, 2020, by and between NC 143 Family Holdings, LP as “Lender”, and Fuse Medical, Inc. as “Borrower”.
10.2*	Promissory Note, dated May 6, 2020, by and between Reeg Medical Industries, Inc. as “Lender”, and Fuse Medical, Inc. as “Borrower”.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Company Name

Date: May 12, 2020	By:	/s/ William E. McLaughlin, III
William E. McLaughlin,
Senior Vice President Chief Financial Officer and Director

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